Endurance Specialty Holdings Ltd.

Keefe Bruyette & Woods European
Reinsurance Conference

May 19, 2005

Forward Looking Statements

Statements contained in this presentation that are not based on current or historical fact are forward-looking in nature. Such forward-
looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities
Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking
statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Endurance Summary

Year Ended December 31, 2004

350

Employees

20%

Return on Equity

85.8%

Combined Ratio

$5.2 Billion

Assets

$1.9 Billion

Shareholders’ Equity

$356 Million

Net Income

$1.7 Billion

Gross Premiums Written

NYSE Listed Specialty Insurance & Reinsurance Company

Our Challenges

Determine Strategy

Recruiting Talent

Deploying Capital

Establishing Credibility

Establishing Staying Power

Conventional Wisdom in November ' 01

Classic Hard Market

Property was area of greatest opportunity

“Quick Flip” exit potential through M&A

Bermuda best location for formation/deployment of capital

Market would remain hard for several years

Potential insolvencies of legacy companies

Endurance’s Response to the Challenges of '01

Determine Our Own Unique Strategy:

Data Driven

Quantitative Approach

Manage Risk Correlations

Bottom Line, Not Top Line Focus

No Unlimited Risk

Only accept risk that is susceptible to analysis of
frequency/severity potential

Harness the power of diversification

Insurance / Reinsurance

Geographic

Short / Long Tail

Specialization

Microcycles Matter!

Endurance’s Response to the Challenges of '01

Recruiting Talent

Specialist Underwriting

Personal as well as Professional Qualities

Deep and early focus on culture building

Achievement Oriented

Passion for Excellence

Team Based

Client Skills

Endurance’s Response to the Challenges of '01

Deploy Capital

Organic Growth

Renewal Rights Transactions

Capital Management

Modeling Technology

I.P.O., Secondary

Credit Facilities

Endurance’s Response to the Challenges of '01

Establishing Credibility

Customer/Broker Contact

Expertise

Rating Agencies

Capital Markets

Board of Directors

Sell Side Analysts

Investor Community

Execution, Execution, Execution

Ethics/Integrity

Sustaining Success

Build on Strengths

People

Data/Technology

Nimbleness

Timely, Accurate and Realistic View of Environment

Transparency

Fulfill Commitments

Customer Focus

Access to Capital Markets

Avoid Big Mistakes

Maintain High Standards of Achievement

Preserve our optionality for the next “Step Function Move”.

Endurance Historical Overview

May 2002

Acquired the
property
catastrophe
reinsurance
business of
LaSalle Re

May  2003

Upgraded to
“A” from AM
Best and
received FSR
of “A-” from
S&P

Dec. 2001

Raised $1.2
billion of
capital;
Launched
property and
casualty lines
in Bermuda

Feb. 2003

Raised
$202MM in
successful
Initial Public
Offering
under ticker
“ENH”

Jan. 2003

Gross
premiums of
$799 million
and net
income of
$102 million
for Year-
Ended 2002

Jan. 2004

Gross
premiums of
$1.6B and
combined
ratio of
84.7% for
Year-Ended
2003

Formed U.S.
and U.K.
subsidiaries

Dec. 2002

Acquired
majority of
Hart Re’s
reinsurance
business

May 2003

Feb. 2005

Reported
gross
premiums of
$1.7B and
combined
ratio of
85.8% for
Year-Ended
2004

March 2004

Successful
$341MM
Secondary
Equity
Offering

Announced
expansion
into the U.S.
insurance
business

Oct. 2004

Assigned
financial
insurance
rating of “A2”
by Moody’s
Investor
Service

June 2004

Reported
gross
premiums of
$703M and
combined
ratio of
84.9% for 1 st
Quarter 2005

April 2005

Acquired
majority of XL
Re America’s
surety
reinsurance
business

Sept. 2004

S&P
upgraded its
ratings
outlook on
Endurance
from ‘Stable’
to ‘Positive’

Dec. 2004

Our Value Creation Levers

Specialist underwriting driven culture built around deep infrastructure, intellectual capital and technical skills

Strong execution

Portfolio approach achieves capital efficiency and lower volatility of results

Scaleable systems

Proactively allocate capital by line of business to maximize return through changing market conditions

Focus on profit, not revenue

Property
48%
Other
Specialty
8%
Casualty
44%

Reinsurance
85%
Insurance
15%

Severity Driven Risks

Property-Cat & Per Risk Treaty

Severity Driven Casualty Treaty

Excess Casualty

Professional Liability / E&O

Healthcare

Aviation

North American Direct Property

Underwriters: 35

Actuaries and Cat modelers: 16

Total Staff: 121

Non-U.S. Risks

International Property Treaty

International Casualty Treaty

European Direct Property

Marine and Energy

Underwriters: 27

Actuaries and Cat modelers: 7

Total Staff: 58

Frequency Driven Risks

Property Reinsurance

Casualty Reinsurance

Eight specialty reinsurance
segments

Underwriters: 63

Actuaries and Cat modelers: 10

Total Staff: 92

Endurance Specialty
Insurance Ltd.
(Bermuda)

Endurance Reinsurance
Corporation of America
(U.S.)

Endurance Worldwide
Insurance Limited
(U.K.)

Lines of Business: Q1 2005 GPW = $788M (a)

Risk Exposure: Q1 2005 GPW = $788M (a)

The Platforms and Business Lines

(a)

Prior to deposit accounting adjustments

Aero & Other Specialty 23%
Property Per Risk 22%
Casualty Indivi. Risk 6%
Property Cat 14%
Prop. Indivi. Risk 3%
Casualty Treaty 32%

U.K. 19%
Bermuda 35%
U.S. 46%

HPL 2%
Prof. Lines 1%
Surety 3%
Prop. Per Risk 22%
XGL 3%
Casualty Treaty 18%
Prop. CAT 14%
Work. Comp. 14%
Marine 6%
Prop. Ind. Risk 3%
Agric. 3%
Other 2%
Aerosp. 9%

Other 26%
Aon 27%
Benfield 13%
Marsh 24%
Willis 10%

Endurance

SEC Segment & Subs. Distribution
Q1 2005 Premiums = $788 mm (a)

Risk Exposures

Major Lines & Distribution
Q1 2005 Premiums = $788 mm (a)

(a)

Prior to deposit accounting adjustments

120%
100%
80%
60%
40%
20%
0%
Underwriting Ratio
UW Ratio - Price Monitor [Actual]
UW Ratio - Price Monitor [Smoothed]
Q1-02
Q2-02
Q3-02
Q4-02
Q1-03
Q2-03
Q3-03
Q4-03
Q1-04
Q2-04
Q3-04
Q4-04
Q1-05
Quarter of Inception

120%
100%
80%
60%
40%
20%
0%
Underwriting Ratio
UW Ratio - Price Monitor [Actual]
UW Ratio - Price Monitor [Smoothed]
Q1-02
Q2-02
Q3-02
Q4-02
Q1-03
Q2-03
Q3-03
Q4-03
Q1-04
Q2-04
Q3-04
Q4-04
Q1-05
Quarter of Inception

Endurance

Price Monitoring

Review of Expected Underwriting Ratios by Quarter

Direct - Casualty

Review of Expected Underwriting Ratios by Quarter

Direct - Property

Probability
-1,000
-800
-600
-400
-200
0
200
400
600

Endurance

Risk Review – Portfolio Expected Risk Curve

Underwriting Income - Amounts in Millions of USD

Expected
Result

U/W Ratio
80.2%

$351 M
Profit

U/W
Ratio
94.1%

1-in-10
Year
$112 M
Profit

U/W
Ratio
104.7%

1-in-25
Year
$73 M
Loss

U/W
Ratio
112.7%

1-in-50
Year
$214 M
Loss

U/W
Ratio
120.0%

1-in-100
Year
$343 M
Loss

U/W
Ratio
130.7%

1-in-250
Year
$535 M
Loss

U/W
Ratio
140.4%

1-in-500
Year
$710 M
Loss

In-Force Portfolio as of March 31, 2005

Endurance – Underwriting Income Profile

1,232,939 (a)

897,605

824,685

403,305

Reserve for Unearned Prem.

1,882,640

1,862,455

1,644,815

1,217,500

Total Shareholders’ Equity

Balance Sheet

$4,055,512

$3,940,353

$2,674,232

$1,663,249

Total Investments & Cash

1,706,957

1,549,661

833,158

200,840

Reserve for Losses & Loss Exp.

17.2%

17.4%

5.9%

13.6%

Debt / Total Capitalization

21.9%

19.9%

17.3%

7.8%

Operating ROE

85.0% (a)

85.8%

84.7%

86.2%

Combined Ratio

102,673

348,443

247,938

93,024

Operating Income

448,254 (a)

1,632,600

1,173,947

369,489

Net Earned Premiums

$788,113 (a)

$1,711,357

$1,601,997

$798,760

Gross Written Premiums

QTR Ended
Mar. 31,

2005

Year Ended

Dec. 31,

2004

Year Ended

Dec. 31,

2003

Year Ended

Dec. 31,

2002

($ in thousands)

Income Statement

Summary Financial Performance

(a)

Prior to deposit accounting adjustments

1.9:1.0 Investment Leverage
at 3.80% yield

Achieving Our Targets

Mid to High Teens Returns

0.9:1.0 Operating Leverage

Operating Assumptions

Unlevered Return On Capital

ROE Component Build-Up

16% +

9.0%

7.2%

90.0%  Combined Ratio

0.31x
0.82x
0.93x
0.93x
2002
2003
2004
Q1 2005

1.07x
1.48x
1.87x
2.14x
2002
2003
2004
Q1 2005

Optimizing Operating and Investment Leverage

Operating Leverage (a)

Investment Leverage (b)

(a)

Operating leverage is calculated by dividing net premiums earned by average equity.

(b)

Investment leverage is calculated by dividing average invested assets by average equity.

The best measure of shareholder value creation is growth in book value per share

The price book multiple cannot be controlled

P/B versus ROE regression is biased towards stock buybacks

Stock buybacks above book value depress book value per share growth due to premium offset by reducing shares outstanding

Investors have no more than a two to three year time horizon

Breakeven point for P/B multiple for a buyback is two to three times expected ROE

Above that point, better to pay a special dividend

Analysis favors dividends when stock trades above 1.3x to 1.4x book

Dividends Versus Stock Buyback Philosophy

Conclusion

Exceeded all strategic and financial objectives

Built strong, technical, underwriting based culture that is focused on profit, not revenue

Created robust controls, systems, and infrastructure

Value enhancement through capital management and enhancing
acquisitions

Goal is to generate 15%+ growth in book value throughout the cycle

Demonstrated ability to create significant shareholder value with significant future upside